UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2001

AMERICOMM RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20193	73-1238709
(State or other jurisdiction of incorporation)	(Commission file Number)	(IRS Employer identification No.)

15 E. 5th Street, Suite 4000 Tulsa, OK	74103-4346
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (918) 587-8093

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a)(1) On July 19, 2001,  Americomm Resources Corporation (the "Company"),  with the approval of the Company's  board of directors,  dismissed Magee Rausch & Shelton, LLP ("Magee Rausch & Shelton") as its independent accountants.  As discussed below, the Company has engaged the firm of KPMG, LLP ("KPMG") as its  independent  auditors   for the 2001 Fiscal Year.

     Magee Rausch & Shelton's reports on the Company's financial statements for the past two years have not contained  any adverse  opinion or disclaimer of opinion and have not been  qualified  or  modified  as to  uncertainty,  audit  scope or accounting principles.  However, the audit reports on the financial statements for the above periods were modified because of a going concern uncertainty. In addition, during the Company's two most recent fiscal years and the subsequent interim periods preceding Magee Rausch & Shelton's dismissal,   there have not been any disagreements  with Magee Rausch & Shelton on any matter of accounting  principles or practices,  financial statement disclosure, or auditing scope or procedure which disagreements,  if not resolved to the   satisfaction of Magee Rausch & Shelton,  would have caused them to make a reference to the subject matter of the disagreement in connection with their reports.

     During the Company's two most recent  fiscal years and   subsequent  interim period preceding the dismissal of Magee Rausch & Shelton:

     (i) Magee Rausch & Shelton did not advise the Company   that the internal  controls  necessary for the Company to develop reliable financial statements did not exist;

     (ii) Magee Rausch & Shelton did not advise the Company   that  information  had come to Magee Rausch & Shelton's attention   that  led  them  to  no  longer  be  able   to  rely  on  management's representations, or that made them unwilling to be associated with the financial statements prepared by management;

     (iii) Magee Rausch & Shelton did not advise the  Company of the need to expand  significantly the scope of their audit, or that information had come to their attention during such  period  that,  if  further   investigated,  may (i)  materially  impact the fairness or reliability of previously issued Reports of Independent Auditors and the underlying   financial statements, or the financial statements issued or to be issued covering the fiscal  period(s)  subsequent to the date of the most recent financial   statements  covered by an audit report, or (ii) cause Magee Rausch & Shelton to be unwilling to rely on  management's  representations  or be associated with the Company's financial statements; and

     (iv) Magee Rausch & Shelton did not advise the  Company   that  information  had come to their attention  that  they   had  concluded   materially   impacted  the   fairness  or reliability  of  previously  issued  Reports   of  Independent  Auditors  and the underlying  financial   statements,  or the financial statements  issued or to be issued covering the fiscal  period(s)  subsequent to the date of the most  recent   financial  statements  covered by an audit report.

     The Company has provided Magee Rausch & Shelton with a copy of the foregoing disclosure,  and has requested that Magee Rausch & Shelton furnish it with a letter addressed to the Securities and Exchange  Commission stating whether or not it agrees with such disclosure.  The Company  has filed as an Exhibit to this Form 8-K a copy of the letter from Magee Rausch & Shelton required by Item 304 of Regulation S-K.

     (a)(2) On July 19, 2001, the Company  engaged KPMG as its independent auditors.  Prior to its  engagement,  the Company had not consulted  with KPMG with respect to:

     (i) the  application of accounting  principles to a specified  transaction, either  completed  or  proposed;  or the type of  audit  opinion  that  might be rendered on the Company's financial statements; or

     (ii) any matter that was either the subject of a   disagreement  (as defined in Item  304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in
Item 304(a)(1)(v) of Regulation S-K) .

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          16.  Letter  from   Magee Rausch & Shelton,  LLP,  dated  July 23,  2001,    regarding  its concurrence  or  disagreement  with   the  statements  made by the registrant in the current report  concerning the dismissal as the registrants principal accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

Date: July 25, 2001

Americomm Resources Corporation

By: /s/ John P. McGrain

John P. McGrain

Chief Executive Officer